                                                                    Exhibit 99.5

                                 August 8, 2002

Deutsche Bank AG, New York branch
31 West 52/nd/ Street
New York, New York  10019

        RE: Confirmation of Primary Swap Relating to the Class A-1 Notes

Dear Ladies and Gentlemen:

     The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction (the "Primary Swap") entered into between Deutsche Bank AG New York branch (the "Counterparty"), and Capital Auto Receivables Asset Trust 2002-3 (the "Trust") as of the Trade Date listed below (the "Transaction"). This letter constitutes a "Confirmation" as referred to in the Primary ISDA Agreement specified below.

1. The definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA"), are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. The parties agree that this transaction is a Transaction under the ISDA Master Agreement of the parties, dated as of August 8, 2002. The agreement is comprised of the printed form of such agreement as published by ISDA, as supplemented and modified by a Schedule (the "Primary ISDA Agreement").

     This Confirmation constitutes a binding agreement between you and us and will supplement, form a part of, and be subject to the Primary ISDA Agreement described above as amended and supplemented from time to time.

     The Counterparty and the Trust acknowledge that this Transaction relates to the Class A-1 Floating Rate Asset Backed Notes (the "Reference Notes") issued by the Trust for value pursuant to and subject to the Indenture.

     Capitalized terms used and not otherwise defined herein, in the Primary ISDA Agreement or in the Definitions shall have the meanings assigned to them in Exhibit A or Exhibit B hereto, as applicable.

     All references to "dollars" or to "$" shall be references to amounts in United States Dollars.

2. The terms of the particular Transaction to which this Confirmation relates are as follows:

     Type of Transaction: Interest Rate Swap

     Notional Amount: $1,162,000,000.00, with respect to the initial Calculation Period. The Notional Amount with respect to each Calculation Period thereafter shall be equal to the Reference Note Balance as of the close of business on the Distribution Date at the beginning of the relevant Calculation Period (as set forth in the Calculation Statement (defined below) delivered by the Trust to the Counterparty on or prior to the Determination Date relating to such Calculation Period pursuant to Section 3 below).

     Trade Date: July 30, 2002

     Effective Date: August 8, 2002

     Termination Date: The earlier of the close of business on (i) December 15, 2004 and (ii) the Fixed Rate Payer Payment Date on which the Notional Amount is reduced to zero.

     Fixed Amounts:

          Fixed Rate Payer: The Trust

          Fixed Rate Payer Period End Dates: The 15th calendar day of each month, commencing September 15, 2002 to and including December 15, 2004, in each case, subject to adjustment in accordance with the Following Business Day Convention.

          Fixed Rate Payer Payment Date: One Business Day prior to each Distribution Date.

          Fixed Rate: 2.445%.

          Fixed Rate Day Count Fraction: 30/360.

     Floating Amounts:

          Floating Rate Payer: The Counterparty.

          Floating Rate Payer Period End Dates: Each Fixed Rate Payer Period End Date.

          Floating Rate Payer Payment Dates: Each Fixed Rate Payer Payment Date.

          Reset Dates: Each Distribution Date.

          Floating Rate: LIBOR (as defined in Exhibit A hereto).

          Spread: Plus 4 Basis Points.

          Floating Rate Day Count Fraction: Actual/360.

          Compounding: Inapplicable.

     Business Days for Payment: New York (New York), Detroit (Michigan) and Chicago (Illinois).

     Calculation Agent: The Trust, or General Motors Acceptance Corporation, as agent for and on behalf of the Trust.

     Default Rate: For any United States Dollar payments, the rate determined under the option entitled "USD Federal Funds - H.15" plus 1% using daily Reset Dates. The Default Rate will be applied on the basis of Compounding as if the overdue amount were a Notional Amount and using daily Compounding Dates, and interest will accrue and be payable before as well as after judgment.

3. Calculations and Notifications: On or before each Determination Date, the Calculation Agent shall determine the Fixed Amount due to the Counterparty on the next succeeding Fixed Rate Payer Payment Date and the Floating Amount due to the Trust on the next succeeding Floating Rate Payer Payment Date and the Calculation Agent shall notify the Counterparty in writing of both (i) the Floating Rate and (ii) the amount of such payment.

     In addition, on each Determination Date the Trust shall deliver to the Counterparty (by facsimile with hard copy to follow) a statement (the "Calculation Statement") setting forth with respect to the close of business on the immediately preceding Distribution Date the Reference Note Balance as of such Distribution Date.\

     The Trust will give the Counterparty prompt written notice of any Default under the Indenture.

4.   Credit Downgrade:

     (a) In the event that the Joint Probability is reduced below AA- in the case of S&P or Aa3, in the case of Moody's, the Offsetting Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and the Counterparty of such event and (unless, within thirty (30) days after such reduction, the applicable Rating Agency has reconfirmed the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall within thirty (30) days of receipt of notice of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability, either:

          (i) obtain a substitute swap provider (the "Substitute Swap Provider") acceptable to the Trust (such acceptance not to be unreasonably withheld) and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld) and such Substitute Swap Provider shall thenceforth be the "Counterparty" hereunder; provided such replacement would result in an S&P Joint Probability of at least AA- and a Moody's Joint Probability of at least Aa3; or

          (ii) enter into an ISDA Credit Support Annex with the Trust mutually acceptable to the Trust and the Counterparty; or

          (iii) enter into such other credit support arrangements to assure performance by the Counterparty of its obligations under this Transaction.

     (b) At any time within thirty (30) days of receipt of notice of the reduction of the applicable Joint Probability, the Counterparty may provide the Trust and the Offsetting Counterparty a written request that (a) the Trust and the Offsetting Counterparty terminate the Fallback Swap Transaction and (b) the Trust enter into a replacement swap transaction (the "Replacement Fallback Swap Transaction") with another party identified (by the Counterparty at its own expense) in the written request (the "Replacement Offsetting Counterparty") on terms substantially the same as the Fallback Swap Transaction; provided that the Replacement Fallback Swap Transaction and the Replacement Offsetting Counterparty would result in an S&P Joint Probability Rating of at least AA- and a Moody's Joint Probability of a least Aa3. To the extent the Trust and Offsetting Counterparty, in their sole and absolute discretion, terminate the Fallback Swap Transaction and the Trust, in its sole and absolute discretion, enters into the Replacement Fallback Swap Transaction with the Fallback Offsetting Counterparty, in each case, within thirty (30) days of receipt of notice of the reduction of the Joint Probability, the Counterparty will have no further obligations under paragraph (a) above.

     (c) Notwithstanding paragraphs (a) and (b) above, in the event that the Joint Probability is reduced below A- in the case of S&P, or A3, in the case of Moody's, the Offsetting Counterparty shall promptly notify the Trust (and any permitted assignee or transferee of the Trust) and the Counterparty of such event and (unless, within thirty (30) days after such reduction the applicable Rating Agency has reconfirmed the ratings of the Reference Notes and the Other Securities that were in effect immediately prior to such reduction) the Counterparty shall within thirty (30) days of receipt of notice of such reduction, with the prior written confirmation of the applicable Rating Agency that such arrangement will not result in the reduction of the rating of any of the Reference Notes or the Other Securities existing immediately prior to the reduction of the applicable Joint Probability as a direct result of the reduction of such Joint Probability, obtain a Substitute Swap Provider acceptable to the Trust (such acceptance not to be unreasonably withheld) and replace this Transaction with a swap transaction on substantially similar terms or with such other amendments as consented to in writing by the Trust (which consent shall not be unreasonably withheld); provided such replacement would result in an S&P Joint Probability of at least AA- or a Moody's Joint Probability of Aa3.

     (d) Upon any replacement of this Transaction with a swap transaction with a Substitute Swap Provider, who thenceforth shall be the "Counterparty" hereunder, this Transaction shall terminate without any payment by either party hereto and any and all collateral posted by the Counterparty shall be returned to it within three (3) Business Days and any other form of collateral arrangement (including letters of credit, surety bond or other guarantee) provided by or on behalf of the Counterparty shall terminate.

     (e) In the event that the Counterparty fails to satisfy its obligations set forth above in this Section 4, the Trust or any permitted assignee or transferee of the Trust shall have the option, exercisable in its discretion and with regard to the interests of the Noteholders, within ten (10) Business Days following the date of expiry of the thirty (30) day period after receipt of notice of the reduction (unless, within thirty (30) days of receipt of notice of such reduction, the applicable Rating Agency has reconfirmed the rating of the Reference Notes that was in effect immediately prior to such reduction), to designate (in writing) an Early Termination Date on the basis that such failure shall be treated as a Termination Event with the Counterparty as the Affected Party. For the avoidance of doubt, the Counterparty and the Trust acknowledge and agree that any such failure shall not constitute an Event of Default.

5.   Account Details:

          Account Details:

                 Payments to Fixed Rate Payer:

                 Bank One, National Association
                 ABA No.: 071000013
                 A/C:  No.: 10-43256 further credit to
                 CARAT 2002-3 Collection Account No. 2600076000
                 Attn: Keith Richardson

                 Payments to Floating Rate Payer:

                 Deutsche Bank AG New York branch
                 ABA:  026-003-780
                 Account Number:  100440170004
                 Account Name:  DBNY
                 Reference:  CARAT 2002-3
                 Ref. No. N187420N
                 Attn:  Eric Lip

6. Limited Recourse: Notwithstanding anything to the contrary contained herein but without limiting the Counterparty's rights under Section 5(a)(i) of the Primary ISDA Agreement, all of the obligations of the Trust shall be payable by the Trust only at the times and to the extent of funds available therefor under the Trust Sale and Servicing Agreement and, to the extent such funds are not available or are insufficient for the payment thereof, shall not constitute a claim against the Trust to the extent of such unavailability or insufficiency until such time as, and then to the extent that, the Trust has assets sufficient to pay such prior deficiency. This paragraph shall survive the termination of this Agreement but in all cases shall expire one year and one day after the final payment with respect to all notes and certificates issued by the Trust.

7. Limitation of Liability: It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally but solely as Owner Trustee of the Trust in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Deutsche Bank Trust Company Delaware but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Deutsche Bank Trust Company Delaware, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other related documents.

8. To the extent that a capitalized term in this Transaction is defined by reference to a related definition contained in any Trust Document, for purposes of this Transaction only, such capitalized term shall be deemed to be amended only if the amendment of the term in a Trust Document relating to such capitalized term occurs with the prior written consent of the Counterparty.

9. Acknowledgment and Ratification: The Trust acknowledges and agrees that this Confirmation is the legal, valid and binding obligation of the Trust, enforceable in accordance with its terms, not withstanding that the Trade Date precedes the date upon which the Trust was formed, and the Trust hereby ratifies and confirms all actions taken on its behalf in respect of this Confirmation prior to the date hereof.

                                     * * * *

     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.

                                    CAPITAL AUTO RECEIVABLES ASSET TRUST 2002-3

                                    By:   DEUTSCHE BANK TRUST COMPANY DELAWARE,
                                          not in its individual capacity but
                                          solely as Owner Trustee


                                    By:    /s/ Man Wing Li
                                           ------------------------------------
                                    Name:  Man Wing Li
                                    Title: Attorney-In-Fact

Accepted and confirmed as of the date first written above

DEUTSCHE BANK AG NEW YORK BRANCH

By:  ___________________________
Name:___________________________
Its: ___________________________


By:  ___________________________
Name:___________________________
Its: ___________________________

Accepted and confirmed as of the date first written above

GENERAL MOTORS ACCEPTANCE CORPORATION, solely as
Calculation Agent

By:   /s/ R. L. Straub
     ---------------------------
Name: R.L. Straub
Its:  Manager - Securitization

                                    EXHIBIT A

The following terms shall have the following meanings in this Confirmation:

     "Determination Date": the tenth (10th) day of each calendar month, or if such tenth (10th) day is not a Business Day, the next succeeding Business Day.

     "Distribution Date": the fifteenth (15th) day of each succeeding calendar month following the Effective Date or, if such fifteenth (15th) day is not a Business Day, the next such succeeding Business Day, commencing September 16, 2002.

     "Indenture": the Indenture, dated as August 8, 2002, between the Trust and the Indenture Trustee, as amended and supplemented from time to time in accordance with its terms.

     "Indenture Trustee": Bank One, National Association, not in its individual capacity but solely as trustee under the Indenture, or any successor trustee under the Indenture.

     "LIBOR": with respect to each Floating Rate Payer Payment Date, the rate for deposits in U.S. Dollars for a period of one month which appears on the Telerate Service Page 3750 as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the Distribution Date (or, in the case of the initial Floating Rate Payer Payment Date, two LIBOR Business Days prior to Closing Date) preceding such Floating Rate Payer Payment Date. If the rate does not appear on that date on the Telerate Service Page 3750 (or any other page as may replace that page on that service, or if that service is no longer offered, any other service for displaying LIBOR or comparable rates as may be selected by the Indenture Trustee after consultation with the Seller), then LIBOR will be the Reference Bank Rate.

     "LIBOR Business Day": any day other than a Saturday, Sunday or any other day on which banks in London are required or authorized to be closed.

     "Other Securities": Class A-2a, Class A-2b, Class A-3 and Class A-4 Notes and Certificates issued by the Trust.

     "Reference Bank Rate": for any Floating Rate Payer Payment Date, the per annum rate determined on the basis of the rates at which deposits in U.S. Dollars are offered by the reference banks (which will be four major banks that are engaged in transactions in the London interbank market, selected by the Calculation Agent) as of 11:00 a.m., London time, on the day that is two LIBOR Business Days prior to the Distribution Date preceding such Floating Rate Payer Payment Date to prime banks in the London interbank market for a period of one month, in amounts approximately equal to the principal amount of the Reference Notes then outstanding. The Calculation Agent will request the principal London office of each of the reference banks to provide a quotation of its rate. If at least two quotations are provided, the rate will be the arithmetic mean of the quotations, rounded upwards to the nearest one-sixteenth of one percent. If on that date fewer than two quotations are provided as requested, the rate will be the arithmetic mean, rounded upwards to the nearest one-sixteenth of one percent, of the rates quoted by one or more major banks in New York City, selected by the Calculation Agent, as of 11:00 a.m., New York City time, on that date to leading European banks for United States dollar deposits for a period of one month in amounts approximately equal to the principal amount of the Reference Notes then outstanding. If no quotation can be obtained, then LIBOR will be the rate for the prior Floating Rate Payer Payment Date.

     "Reference Note Balance": as of the Effective Date, $1,162,000,000.00 and, with respect to each Distribution Date thereafter, the aggregate principal balance of any and all outstanding Reference Notes.

     "Seller": Capital Auto Receivables, Inc., which has executed the Trust Sale and Servicing Agreement as the Seller, or its successor in interest pursuant to
Section 3.03 of the Trust Sale and Servicing Agreement.

     "Trust Sale and Servicing Agreement": the Trust Sale and Servicing Agreement, dated as August 8, 2002, between the Seller, General Motors Acceptance Corporation, as Servicer, and the Trust, as amended, modified and supplemented from time to time in accordance with its terms.

                                    EXHIBIT B

     "Contingent Party": the Offsetting Counterparty or the Replacement Offsetting Counterparty, as applicable.

     "Fallback Swap Transaction": the swap transaction entered into by the Trust and the Offsetting Counterparty relating to the Class A-1 Notes.

     "Joint Probability": the Moody's Joint Probability or the S&P Joint Probability, as applicable.

     "Moody's": Moody's Investors Service, Inc. and its successors.

     "Moody's Joint Probability" means the joint probability determined by Moody's of the long-term likelihood of payment under this interest rate swap determined by locating the intersection of the long-term unsecured debt ratings of the Primary Party and the Contingent Party on the table below headed "Implied Joint Support Rating for Medium Correlation Case" (except that, for any pairing other than the initial Primary Party with the initial Contingent Party, the table below to be used shall be the table headed "Implied Joint Support Rating for Low Correlation Case" or the table headed "Implied Joint Support Rating for High Correlation Case" if so specified by Moody's within five days after Moody's has received notice of a potential pairing of a Primary Party with a Contingent Party).

             IMPLIED JOINT SUPPORT RATING FOR HIGH CORRELATION CASE

              Rating of the Higher Rated Party
          ------------------------------------------------------------------------------------------------------------
  Rating
  of
  the
  Lower
  Rated
  Party            Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3   B1    B2    B3   Caa
          ------------------------------------------------------------------------------------------------------------
             Aaa   Aaa
          ------------------------------------------------------------------------------------------------------------
             Aa1   Aaa   Aaa
          ------------------------------------------------------------------------------------------------------------
             Aa2   Aaa   Aaa   Aa1
          ------------------------------------------------------------------------------------------------------------
             Aa3   Aaa   Aaa   Aa1   Aa2
          ------------------------------------------------------------------------------------------------------------
              A1   Aaa   Aaa   Aa1   Aa2   Aa3
          ------------------------------------------------------------------------------------------------------------
              A2   Aaa   Aaa   Aa1   Aa2   Aa3   A1
          ------------------------------------------------------------------------------------------------------------
              A3   Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2
          ------------------------------------------------------------------------------------------------------------
            Baa1   Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2   A3
          ------------------------------------------------------------------------------------------------------------
            Baa2   Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2   A3     Baa1
          ------------------------------------------------------------------------------------------------------------
            Baa3   Aaa   Aaa   Aa1   Aa2   Aa3   A1    A2   A3     Baa1  Baa2
          ------------------------------------------------------------------------------------------------------------
             Ba1   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1
          ------------------------------------------------------------------------------------------------------------
             Ba2   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2
          ------------------------------------------------------------------------------------------------------------
             Ba3   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3
          ------------------------------------------------------------------------------------------------------------
              B1   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3   B1
          ------------------------------------------------------------------------------------------------------------
              B2   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3   B1    B2
          ------------------------------------------------------------------------------------------------------------
              B3   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3   B1    B2    B3
          ------------------------------------------------------------------------------------------------------------
             Caa   Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3   B1    B2    B3   Caa
          ------------------------------------------------------------------------------------------------------------

            IMPLIED JOINT SUPPORT RATING FOR MEDIUM CORRELATION CASE

             Rating of the Higher Rated Party
          ------------------------------------------------------------------------------------------------------------
  Rating
  of
  the
  Lower
  Rated
  Party            Aaa   Aa1   Aa2   Aa3   A1    A2    A3   Baa1   Baa2  Baa3  Ba1   Ba2   Ba3   B1    B2    B3   Caa
          ------------------------------------------------------------------------------------------------------------
             Aaa   Aaa
          ------------------------------------------------------------------------------------------------------------
             Aa1   Aaa   Aaa
          ------------------------------------------------------------------------------------------------------------
             Aa2   Aaa   Aaa   Aa1
          ------------------------------------------------------------------------------------------------------------
             Aa3   Aaa   Aaa   Aa1   Aa1
          ------------------------------------------------------------------------------------------------------------
              A1   Aaa   Aaa   Aa1   Aa1   Aa1
          ------------------------------------------------------------------------------------------------------------
              A2   Aaa   Aaa   Aa1   Aa1   Aa2   Aa2
          ------------------------------------------------------------------------------------------------------------
              A3   Aaa   Aaa   Aa1   Aa1   Aa2   Aa2   Aa3
          ------------------------------------------------------------------------------------------------------------
            Baa1   Aaa   Aaa   Aa1   Aa1   Aa2   Aa3   A1   A2
          ------------------------------------------------------------------------------------------------------------
            Baa2   Aaa   Aaa   Aa1   Aa1   Aa2   Aa3   A1   A2     A3
          ------------------------------------------------------------------------------------------------------------
            Baa3   Aaa   Aaa   Aa1   Aa1   Aa2   Aa3   A1   A2     A3    Baa2
          ------------------------------------------------------------------------------------------------------------
             Ba1   Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2   A3     Baa1  Baa2  Baa3
          ------------------------------------------------------------------------------------------------------------
             Ba2   Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2   A3     Baa1  Baa2  Ba1   Ba1
          ------------------------------------------------------------------------------------------------------------
             Ba3   Aaa   Aa1   Aa1   Aa2   Aa3   A1    A2   A3     Baa1  Baa3  Ba1   Ba1   Ba2
          ------------------------------------------------------------------------------------------------------------

              IMPLIED JOINT SUPPORT RATING FOR LOW CORRELATION CASE

               Rating of the Higher Rated Party
          ------------------------------------------------------------------------------------------------------------
  Rating
  of
  the
  Lower
  Rated
  Party         Aaa   Aa1  Aa2   Aa3  A1    A2   A3    Baa1  Baa2   Baa3   Ba1   Ba2    Ba3  B1    B2   B3    Caa
          ------------------------------------------------------------------------------------------------------------
           Aaa  Aaa
          ------------------------------------------------------------------------------------------------------------
           Aa1  Aaa   Aaa
          ------------------------------------------------------------------------------------------------------------
           Aa2  Aaa   Aaa  Aaa
          ------------------------------------------------------------------------------------------------------------
           Aa3  Aaa   Aaa  Aaa   Aaa
          ------------------------------------------------------------------------------------------------------------
           A1   Aaa   Aaa  Aaa   Aaa  Aaa
          ------------------------------------------------------------------------------------------------------------
           A2   Aaa   Aaa  Aaa   Aaa  Aaa   Aa1
          ------------------------------------------------------------------------------------------------------------
           A3   Aaa   Aaa  Aaa   Aaa  Aaa   Aa1  Aa2
          ------------------------------------------------------------------------------------------------------------
           Baa1 Aaa   Aaa  Aaa   Aaa  Aaa   Aa1  Aa3   Aa3
          ------------------------------------------------------------------------------------------------------------
           Baa2 Aaa   Aaa  Aaa   Aaa  Aaa   Aa1  Aa3   A1    A1
          ------------------------------------------------------------------------------------------------------------
           Baa3 Aaa   Aaa  Aaa   Aaa  Aa1   Aa1  Aa3   A1    A1     Baa1
          ------------------------------------------------------------------------------------------------------------
           Ba1  Aaa   Aaa  Aaa   Aa1  Aa1   Aa2  A1    A1    A2     Baa1   Baa3
          ------------------------------------------------------------------------------------------------------------
           Ba2  Aaa   Aaa  Aa1   Aa1  Aa1   Aa2  A1    A1    A2     Baa2   Baa3  Ba1
          ------------------------------------------------------------------------------------------------------------
           Ba3  Aaa   Aaa  Aa1   Aa1  Aa2   Aa3  A1    A2    A3     Baa2   Baa3  Ba1    Ba2
          ------------------------------------------------------------------------------------------------------------
           B1   Aaa   Aa1  Aa1   Aa2  Aa3   Aa3  A1    A3    Baa1   Baa2   Ba1   Ba1    Ba2  Ba3
          ------------------------------------------------------------------------------------------------------------
           B2   Aaa   Aa1  Aa2   Aa2  Aa3   A1   A2    A3    Baa1   Baa3   Ba1   Ba1    Ba3  Ba3   B1
          ------------------------------------------------------------------------------------------------------------
           B3   Aaa   Aa1  Aa2   Aa3  A1    A1   A3    Baa1  Baa2   Baa3   Ba1   Ba2    Ba3  B1    B1   B3
          ------------------------------------------------------------------------------------------------------------
           Caa  Aaa   Aa1  Aa2   Aa3  A1    A2   A3    Baa1  Baa2   Baa3   Ba1   Ba2    Ba3  B1    B2   B3    Caa
          ------------------------------------------------------------------------------------------------------------

Notwithstanding the foregoing, in the event that under the Triparty Agreement the Offsetting Counterparty has acceded to the rights of the Counterparty and no swap transaction has been effected with an additional contingent counterparty or replacement swap counterparty under the circumstances contemplated by Section
2.02 of the Triparty Agreement, then the term "Moody's Joint Probability" shall refer to the Offsetting Counterparty's long term senior unsecured credit rating assigned by Moody's (and, for avoidance of doubt, the obligations of the Counterparty specified in Section 4 of this Confirmation shall constitute obligations of the Offsetting Counterparty).

     "Offsetting Counterparty" means General Motors Acceptance Corporation or any successor thereto ("GMAC") under the Fallback Swap Transactions entered into between the Trust and GMAC.

     "Primary Party": the Counterparty, unless a Substitute Swap Provider has been obtained, in which case it shall be the Substitute Swap Provider or, if applicable, a guarantor thereof.

     "Rating Agency": each of S&P and Moody's.

     "S&P": Standard & Poor's Ratings Services and its successors.

     "S&P Joint Probability" means the joint probability determined by S&P of the long-term likelihood of payment under the interest rate swap determined by locating the intersection of the Counterparty's long term senior unsecured debt rating and the Offsetting Counterparty's long-term senior unsecured debt rating in the following table:

       PRIMARY PARTY
      --------------------------------------------------------------------------------------------------------

       CONTINGENT
       PARTY               AAA     AA+      AA      AA-     A+       A        A-       BBB+     BBB      BBB-
                   -------------------------------------------------------------------------------------------
                    AAA    AAA     AAA      AAA     AAA     AAA      AAA      AAA      AAA      AAA      AAA
                   -------------------------------------------------------------------------------------------
                    AA+    AAA     AAA      AAA     AAA     AAA      AAA      AAA      AAA      AAA      AAA
                   -------------------------------------------------------------------------------------------
                    AA     AAA     AAA      AAA     AAA     AAA      AAA      AAA      AA+      AA+      AA+
                   -------------------------------------------------------------------------------------------
                    AA-    AAA     AAA      AAA     AA+     AA+      AA+      AA+      AA+      AA+      AA
                   -------------------------------------------------------------------------------------------
                    A+     AAA     AAA      AAA     AA+     AA+      AA+      AA+      AA       AA       AA-
                   -------------------------------------------------------------------------------------------
                    A      AAA     AAA      AAA     AA+     AA+      AA       AA       AA-      AA-      A+
                   -------------------------------------------------------------------------------------------
                    A-     AAA     AAA      AAA     AA+     AA+      AA       AA-      A+       A+       A
                   -------------------------------------------------------------------------------------------
                    BBB+   AAA     AAA      AA+     AA+     AA       AA-      A+       A        A        A-
                   -------------------------------------------------------------------------------------------
                    BBB    AAA     AAA      AA+     AA+     AA       AA-      A+       A        A-       BBB+
                   -------------------------------------------------------------------------------------------
                    BBB-   AAA     AAA      AA+     AA      AA-      A+       A        A-       BBB+     BBB
      --------------------------------------------------------------------------------------------------------

Notwithstanding the foregoing, (i) in the event that the long-term senior unsecured debt rating of either the Primary Party or the Contingent Party is rated below BBB- by S&P, then the S&P Joint Probability shall be the higher of the then current long-term senior unsecured debt rating of the Primary Party and the Contingent Party and (ii) in the event that under the Triparty Agreement the Offsetting Counterparty has acceded to the rights of the Counterparty and no swap transaction has been effected with an additional contingent counterparty or replacement swap counterparty under the circumstances contemplated by Section
2.02 of the Triparty Agreement, then the term "S&P Joint Probability" shall refer to the Offsetting Counterparty's long-term senior unsecured credit rating assigned by S&P (and, for the avoidance of doubt, the obligations of the Counterparty specified in Section 4 of this Confirmation shall constitute obligations of the Offsetting Counterparty).

     "Triparty Agreement": the Triparty Contingent Assignment Agreement, dated August 8, 2002, among the Trust, the Offsetting Counterparty and the Counterparty.

                                      B-3